                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536



                                     [LOGO]

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS New Issue - Term Sheet Additional Disclosure

Mortgage Pass-Through Certificates, Series 2006-J
$1,156,229,000 (approximate)


Banc of America Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Wells Fargo Bank, N.A.
Securities Administrator and Master Servicer

U.S. Bank National Association
Trustee and Custodian







December 15, 2006


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

          ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.






Banc  of  America  Securities  LLC                                            2
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


>       BAFC 2006-J Replines                                              pg. 4

>       Assumptions Relating to Decrement Tables                          pg. 9

>       Decrement Tables                                                 pg. 10

>       Aggregate Loss Tables                                            pg. 24

>       Historical Values of One-Year LIBOR                              pg. 24
         And One-Year CMT







Banc  of  America  Securities  LLC                                            3
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                              BAFC 2006-J Replines (Group 1 and Group 2)

                                                      Cut-Off
         Cut-Off        Current         Current Net   Remaining  Original
          Unpaid       Mortgage           Mortgage    Term to      Term
        Principal      Interest           Interest     Stated       to       Intial       Periodic        Gross          Rate
Group    Balance         Rate               Rate       Maturity  Maturity   Rate Cap      Rate Cap        Margin       Ceiling
------------------------------------------------------------------------------------------------------------------------------------

  1      1,843,869.00   6.1938346739    5.8188346739     359       360      2.0000000000   2.0000000000  2.2500000000  12.1938346739
  1        999,000.00   6.5000000000    6.1250000000     360       360      2.0000000000   2.0000000000  2.2500000000  12.5000000000
  1      2,538,750.00   6.4678237322    6.0928237322     359       360      2.0000000000   2.0000000000  2.2500000000  12.4678237322
  1      3,341,000.00   6.6856480096    6.3106480096     360       360      2.0000000000   2.0000000000  2.2500000000  12.6856480096
  2        510,425.00   4.3750000000    4.1250000000     358       360      5.0000000000   2.0000000000  2.7500000000   9.3750000000
  2        591,200.00   4.6250000000    4.3750000000     359       360      5.0000000000   2.0000000000  2.2500000000   9.6250000000
  2        866,533.00   4.7500000000    4.5000000000     359       360      5.0000000000   2.0000000000  2.2500000000   9.7500000000
  2        707,976.25   4.8750000000    4.6250000000     359       360      5.0000000000   2.0000000000  2.2500000000   9.8750000000
  2        727,000.00   5.0000000000    4.7500000000     358       360      5.0000000000   2.0000000000  2.7500000000  10.0000000000
  2      1,436,250.00   5.0000000000    4.7500000000     356       360      5.0000000000   2.0000000000  2.7500000000  10.0000000000
  2      1,318,200.00   5.0000000000    4.7500000000     358       360      5.0000000000   2.0000000000  2.7500000000  10.0000000000
  2      1,118,654.26   5.0000000000    4.7500000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.0000000000
  2        700,000.00   5.0000000000    4.6250000000     358       360      5.0000000000   2.0000000000  2.2500000000  10.0000000000
  2      2,215,300.00   5.0000000000    4.7500000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.0000000000
  2        844,000.00   5.0000000000    4.7500000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.0000000000
  2      1,500,000.00   5.1250000000    4.8750000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.1250000000
  2      1,584,800.00   5.1250000000    4.8750000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.1250000000
  2        425,600.00   5.2500000000    5.0000000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.2500000000
  2        475,000.00   5.2500000000    4.8750000000     358       360      5.0000000000   2.0000000000  2.2500000000  10.2500000000
  2      2,696,000.00   5.2500000000    5.0000000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.2500000000
  2        920,000.00   5.3750000000    5.1250000000     358       360      5.0000000000   2.0000000000  2.7500000000  10.3750000000
  2      1,300,000.00   5.3750000000    5.1250000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.3750000000
  2        546,000.00   5.3750000000    5.1250000000     358       360      5.0000000000   2.0000000000  2.2500000000  10.3750000000
  2      2,663,968.01   5.3750000000    5.1250000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.3750000000
  2      2,368,550.00   5.3750000000    5.1250000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.3750000000
  2        605,000.00   5.5000000000    5.2500000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.5000000000
  2        599,800.00   5.5000000000    5.2500000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.5000000000
  2        848,000.00   5.5000000000    5.2500000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.5000000000
  2      3,924,138.00   5.5000000000    5.2500000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.5000000000
  2      1,104,000.00   5.5000000000    5.2500000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.5000000000
  2        536,000.00   5.6250000000    5.3750000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.6250000000
  2        699,251.65   5.6250000000    5.3750000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.6250000000
  2      7,102,913.67   5.6250000000    5.3750000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.6250000000
  2      1,130,000.00   5.6250000000    5.3750000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.6250000000
  2      1,372,000.00   5.6500000000    5.2750000000     359       360      5.0000000000   2.0000000000  2.1500000000  10.6500000000
  2      2,129,100.00   5.6750000000    5.3000000000     358       360      5.0000000000   2.0000000000  2.0500000000  10.6750000000
  2        647,590.54   5.7500000000    5.5000000000     357       360      5.0000000000   2.0000000000  2.7500000000  10.7500000000
  2        532,800.00   5.7500000000    5.5000000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.7500000000
  2        460,359.73   5.7500000000    5.5000000000     357       360      5.0000000000   2.0000000000  2.7500000000  10.7500000000
  2      1,280,000.00   5.7500000000    5.5000000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.7500000000
  2      2,030,229.48   5.7500000000    5.3750000000     358       360      5.0000000000   2.0000000000  2.0000000000  10.7500000000
  2     12,889,184.33   5.7500000000    5.4955873856     359       360      5.0000000000   2.0000000000  2.2500000000  10.7500000000
  2     10,366,850.00   5.7500000000    5.5000000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.7500000000
  2      2,040,000.00   5.7750000000    5.4000000000     358       360      5.0000000000   2.0000000000  2.1500000000  10.7750000000
  2      1,287,500.00   5.7750000000    5.4000000000     359       360      5.0000000000   2.0000000000  2.2033980583  10.7750000000
  2      1,600,000.00   5.8000000000    5.4250000000     358       360      5.0000000000   2.0000000000  2.0500000000  10.8000000000
  2        815,000.00   5.8250000000    5.4500000000     359       360      5.0000000000   2.0000000000  2.2000000000  10.8250000000
  2      1,995,000.00   5.8500000000    5.4750000000     359       360      5.0000000000   2.0000000000  2.1000000000  10.8500000000
  2        998,980.45   5.8750000000    5.6250000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  2      1,035,919.00   5.8750000000    5.6250000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  2        431,250.00   5.8750000000    5.6250000000     356       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  2      1,243,000.00   5.8750000000    5.6250000000     358       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  2      5,265,250.00   5.8750000000    5.6250000000     359       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  2        340,196.61   5.8750000000    5.6250000000     356       360      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2      1,469,300.44   5.8750000000    5.6250000000     359       360      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2        770,000.00   5.8750000000    5.6250000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2        660,000.00   5.8750000000    5.6250000000     357       360      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2      9,901,406.13   5.8750000000    5.5059013857     358       360      5.0000000000   2.0000000000  2.0612641805  10.8750000000
  2     26,194,390.00   5.8750000000    5.6223276721     359       360      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2      7,001,700.00   5.8750000000    5.6250000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2        748,458.03   5.8750000000    5.6250000000     479       480      5.0000000000   2.0000000000  2.2500000000  10.8750000000
  2      1,858,999.08   5.9000000000    5.5250000000     358       360      5.0000000000   2.0000000000  2.5795319716  10.9000000000
  2      6,121,452.08   5.9750000000    5.6000000000     358       360      5.0000000000   2.0000000000  2.1000000000  10.9750000000



                              Original      Cut-Off      Payment
                Rate          Interest      Months        Reset
  Group         Floor         Only Term     to Roll     Frequency
-----------------------------------------------------------------
    1          2.2500000000       0           35           12
    1          2.2500000000       0           36           12
    1          2.2500000000      36           35           12
    1          2.2500000000      36           36           12
    2          2.7500000000      120          58           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           59           12
    2          2.7500000000      120          58           12
    2          2.7500000000      60           56           12
    2          2.7500000000      60           58           12
    2          2.2500000000       0           59           12
    2          2.2500000000      60           58           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.7500000000      60           59           12
    2          2.2500000000      60           58           12
    2          2.2500000000      60           59           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.2500000000      60           58           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           60           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.7500000000      120          59           12
    2          2.2500000000       0           59           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.1500000000      60           59           12
    2          2.0500000000      60           58           12
    2          2.7500000000       0           57           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           57           12
    2          2.7500000000      60           59           12
    2          2.0000000000      60           58           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.1500000000      60           58           12
    2          2.2033980583      60           59           12
    2          2.0500000000      60           58           12
    2          2.2000000000      60           59           12
    2          2.1000000000      60           59           12
    2          2.7500000000       0           59           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           56           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           56           12
    2          2.2500000000       0           59           12
    2          2.2500000000       0           60           12
    2          2.2500000000      60           57           12
    2          2.0612641805      60           58           12
    2          2.2500000000      60           59           12
    2          2.2500000000      60           60           12
    2          2.2500000000       0           59           12
    2          2.5795319716      60           58           12
    2          2.1000000000      60           58           12

Banc  of  America  Securities  LLC                                            4
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                               BAFC 2006-J Replines (Group 2 Continued)

                                                        Cut-Off
         Cut-Off        Current       Current Net     Remaining   Original
          Unpaid       Mortgage         Mortgage       Term to     Term
        Principal      Interest         Interest        Stated      to       Intial       Periodic        Gross          Rate
Group    Balance         Rate             Rate         Maturity   Maturity  Rate Cap      Rate Cap        Margin       Ceiling
------------------------------------------------------------------------------------------------------------------------------------
  2      1,966,000.00   5.9750000000    5.6000000000     359       360      5.0000000000   2.0000000000  2.1000000000  10.9750000000
  2      2,295,409.23   6.0000000000    5.7500000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2        471,530.12   6.0000000000    5.7500000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2      1,918,000.00   6.0000000000    5.7500000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2      2,761,200.00   6.0000000000    5.7500000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2        525,000.00   6.0000000000    5.7500000000     356       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2      1,000,000.00   6.0000000000    5.7500000000     357       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2        867,750.00   6.0000000000    5.7500000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2      3,385,623.00   6.0000000000    5.7500000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.0000000000
  2        203,597.00   6.0000000000    5.7500000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.0000000000
  2        471,100.00   6.0000000000    5.7500000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.0000000000
  2     11,190,037.50   6.0000000000    5.6250000000     358       360      5.0000000000   2.0000000000  2.0653491443  11.0000000000
  2     25,441,239.00   6.0000000000    5.7431214042     359       360      5.0000000000   2.0000000000  2.2426300759  11.0000000000
  2     10,540,792.00   6.0000000000    5.7500000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.0000000000
  2      3,590,486.04   6.0250000000    5.6500000000     358       360      5.0000000000   2.0000000000  2.1561969326  11.0250000000
  2      3,260,232.00   6.0250000000    5.6500000000     359       360      5.0000000000   2.0000000000  2.1500000000  11.0250000000
  2        951,995.63   6.0500000000    5.6750000000     358       360      5.0000000000   2.0000000000  2.3097152836  11.0500000000
  2      1,255,000.00   6.1000000000    5.7250000000     358       360      5.0000000000   2.0000000000  2.1000000000  11.1000000000
  2      2,526,000.00   6.1000000000    5.7250000000     359       360      5.0000000000   2.0000000000  2.1000000000  11.1000000000
  2        490,558.07   6.1250000000    5.8750000000     357       360      5.0000000000   2.0000000000  2.7500000000  11.1250000000
  2        777,999.94   6.1250000000    5.8750000000     352       360      5.0000000000   2.0000000000  2.7500000000  11.1250000000
  2      2,175,681.11   6.1250000000    5.8750000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.1250000000
  2      3,367,600.00   6.1250000000    5.8750000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.1250000000
  2      4,300,900.00   6.1250000000    5.8750000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.1250000000
  2        334,085.64   6.1250000000    5.8750000000     358       360      5.0000000000   2.0000000000  2.2500000000  12.2550000000
  2        447,564.57   6.1250000000    5.8750000000     359       360      5.0000000000   2.0000000000  2.2500000000  11.1250000000
  2        680,000.00   6.1250000000    5.8750000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.1250000000
  2      1,018,500.00   6.1250000000    5.8750000000     357       360      5.0000000000   2.0000000000  2.2500000000  11.1250000000
  2      8,745,000.00   6.1250000000    5.7500000000     358       360      5.0000000000   2.0000000000  2.1599485420  11.1250000000
  2     31,073,034.50   6.1250000000    5.8548599490     359       360      5.0000000000   2.0000000000  2.2534696483  11.1250000000
  2     18,628,935.60   6.1250000000    5.8750000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.1250000000
  2        503,155.67   6.1250000000    5.8750000000     479       480      5.0000000000   2.0000000000  2.2500000000  11.1250000000
  2      8,800,841.88   6.1500000000    5.7750000000     358       360      5.0000000000   2.0000000000  2.1500000000  11.1500000000
  2      2,614,250.00   6.1500000000    5.7750000000     359       360      5.0000000000   2.0000000000  2.1500000000  11.1500000000
  2        732,000.00   6.1750000000    5.8000000000     359       360      5.0000000000   2.0000000000  2.8000000000  11.1750000000
  2      2,015,176.01   6.2000000000    5.8250000000     358       360      5.0000000000   2.0000000000  2.2000000000  11.2000000000
  2        723,058.40   6.2250000000    5.8500000000     358       360      5.0000000000   2.0000000000  2.1000000000  11.2250000000
  2      2,100,000.00   6.2250000000    5.8500000000     359       360      5.0000000000   2.0000000000  2.1000000000  11.2250000000
  2        696,138.85   6.2500000000    6.0000000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2      1,436,033.97   6.2500000000    6.0000000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2      6,155,675.77   6.2500000000    6.0000000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2        420,000.00   6.2500000000    6.0000000000     353       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2        441,140.69   6.2500000000    6.0000000000     355       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2      4,680,900.00   6.2500000000    6.0000000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2      3,311,050.00   6.2500000000    6.0000000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.2500000000
  2      1,130,925.91   6.2500000000    6.0000000000     359       360      5.0000000000   2.0000000000  2.2500000000  11.2500000000
  2      2,546,900.00   6.2500000000    6.0000000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.2500000000
  2        894,000.00   6.2500000000    5.8750000000     358       360      5.0000000000   2.0000000000  2.0000000000  11.2500000000
  2        562,000.00   6.2500000000    6.0000000000     357       360      5.0000000000   2.0000000000  2.2500000000  11.2500000000
  2     10,349,299.37   6.2500000000    5.8750000000     358       360      5.0000000000   2.0000000000  2.1877735654  11.2500000000
  2     45,125,392.52   6.2500000000    5.9813461456     359       360      5.0000000000   2.0000000000  2.2333796460  11.2500000000
  2     25,491,750.00   6.2500000000    6.0000000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.2500000000
  2        535,248.81   6.2500000000    6.0000000000     479       480      5.0000000000   2.0000000000  2.2500000000  11.2500000000
  2        278,160.00   6.2500000000    6.0000000000     480       480      5.0000000000   2.0000000000  2.2500000000  11.2500000000
  2     13,974,055.24   6.2750000000    5.9000000000     358       360      5.0000000000   2.0000000000  2.1582216329  11.2750000000
  2      3,670,000.00   6.2750000000    5.9000000000     359       360      5.0000000000   2.0000000000  2.1500000000  11.2750000000
  2        700,000.00   6.3000000000    5.9250000000     359       360      5.0000000000   2.0000000000  2.5500000000  11.3000000000
  2        595,000.00   6.3250000000    5.9500000000     359       360      5.0000000000   2.0000000000  2.2000000000  11.3250000000
  2      1,492,400.00   6.3500000000    5.9750000000     358       360      5.0000000000   2.0000000000  2.1000000000  11.3500000000
  2        628,000.00   6.3500000000    5.9750000000     359       360      5.0000000000   2.0000000000  2.6000000000  11.3500000000


                              Original      Cut-Off      Payment
                 Rate         Interest      Months        Reset
  Group         Floor         Only Term     to Roll     Frequency
-----------------------------------------------------------------
    2          2.1000000000      60           59           12
    2          2.7500000000       0           58           12
    2          2.7500000000       0           59           12
    2          2.7500000000      120          58           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           56           12
    2          2.7500000000      60           57           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           60           12
    2          2.2500000000      120          60           12
    2          2.0653491443      60           58           12
    2          2.2426300759      60           59           12
    2          2.2500000000      60           60           12
    2          2.1561969326      60           58           12
    2          2.1500000000      60           59           12
    2          2.3097152836      60           58           12
    2          2.1000000000      60           58           12
    2          2.1000000000      60           59           12
    2          2.7500000000       0           57           12
    2          2.7500000000      120          52           12
    2          2.7500000000      120          58           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           58           12
    2          2.2500000000       0           59           12
    2          2.2500000000       0           60           12
    2          2.2500000000      60           57           12
    2          2.1599485420      60           58           12
    2          2.2534696483      60           59           12
    2          2.2500000000      60           60           12
    2          2.2500000000       0           59           12
    2          2.1500000000      60           58           12
    2          2.1500000000      60           59           12
    2          2.8000000000      60           59           12
    2          2.2000000000      60           58           12
    2          2.1000000000      60           58           12
    2          2.1000000000      60           59           12
    2          2.7500000000       0           59           12
    2          2.7500000000      120          58           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           53           12
    2          2.7500000000      60           55           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           59           12
    2          2.2500000000       0           60           12
    2          2.0000000000      60           58           12
    2          2.2500000000      60           57           12
    2          2.1877735654      60           58           12
    2          2.2333796460      60           59           12
    2          2.2500000000      60           60           12
    2          2.2500000000       0           59           12
    2          2.2500000000       0           60           12
    2          2.1582216329      60           58           12
    2          2.1500000000      60           59           12
    2          2.5500000000      60           59           12
    2          2.2000000000      60           59           12
    2          2.1000000000      60           58           12
    2          2.6000000000      60           59           12

Banc  of  America  Securities  LLC                                            5
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                               BAFC 2006-J Replines (Group 2 Continued)


                                                        Cut-Off
         Cut-Off        Current       Current Net     Remaining   Original
          Unpaid       Mortgage         Mortgage       Term to      Term
        Principal      Interest         Interest        Stated      to       Intial       Periodic        Gross          Rate
Group    Balance         Rate             Rate         Maturity   Maturity  Rate Cap      Rate Cap        Margin       Ceiling
------------------------------------------------------------------------------------------------------------------------------------
  2        558,959.88   6.3750000000    6.1250000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2        439,592.47   6.3750000000    6.1250000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2        830,000.00   6.3750000000    6.1250000000     355       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2        423,000.00   6.3750000000    6.1250000000     357       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2      2,176,580.00   6.3750000000    6.1250000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2      7,734,200.00   6.3750000000    6.1250000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2      1,436,000.00   6.3750000000    6.1250000000     357       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2      4,721,999.50   6.3750000000    6.1250000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2      4,028,196.21   6.3750000000    6.1250000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.3750000000
  2      2,780,522.25   6.3750000000    6.1250000000     359       360      5.0000000000   2.0000000000  2.2500000000  11.3750000000
  2      1,254,500.00   6.3750000000    6.1250000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.3750000000
  2      1,019,920.00   6.3750000000    6.1250000000     357       360      5.0000000000   2.0000000000  2.2500000000  11.3750000000
  2     15,422,084.05   6.3750000000    6.0000000000     358       360      5.0000000000   2.0000000000  2.1891294979  11.3750000000
  2     45,994,915.00   6.3750000000    6.1036375842     359       360      5.0000000000   2.0000000000  2.2554217950  11.3711476720
  2     26,500,860.00   6.3750000000    6.1250000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.3750000000
  2      3,890,240.00   6.4000000000    6.0250000000     358       360      5.0000000000   2.0000000000  2.1500000000  11.4000000000
  2      3,030,000.00   6.4000000000    6.0250000000     359       360      5.0000000000   2.0000000000  2.1500000000  11.4000000000
  2      3,533,500.00   6.4500000000    6.0750000000     358       360      5.0000000000   2.0000000000  2.3402292345  11.4500000000
  2        475,000.00   6.4500000000    6.0750000000     359       360      5.0000000000   2.0000000000  2.2000000000  11.4500000000
  2      2,900,000.00   6.4750000000    6.1000000000     358       360      5.0000000000   2.0000000000  2.2206896552  11.4750000000
  2        450,000.00   6.4750000000    6.1000000000     359       360      5.0000000000   2.0000000000  2.3500000000  11.5750000000
  2        506,080.84   6.5000000000    6.2500000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2        492,049.77   6.5000000000    6.2500000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2        560,000.00   6.5000000000    6.2500000000     355       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2        434,250.00   6.5000000000    6.2500000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2      4,909,607.17   6.5000000000    6.2500000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2      1,520,241.00   6.5000000000    6.2500000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2      3,572,157.50   6.5000000000    6.2500000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  2      1,996,215.28   6.5000000000    6.1250000000     358       360      5.0000000000   2.0000000000  2.4375149232  11.5000000000
  2        237,500.00   6.5000000000    6.2500000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.5000000000
  2        450,000.00   6.5000000000    6.1250000000     357       360      5.0000000000   2.0000000000  2.2500000000  11.5000000000
  2      8,072,618.51   6.5000000000    6.1250000000     358       360      5.0000000000   2.0000000000  2.3963080265  11.5000000000
  2     34,013,232.27   6.5000000000    6.2300583125     359       360      5.0000000000   2.0000000000  2.2667747215  11.5000000000
  2     19,762,499.00   6.5000000000    6.2500000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.5000000000
  2        211,907.16   6.5000000000    6.2500000000     479       480      5.0000000000   2.0000000000  2.2500000000  11.5000000000
  2        453,765.33   6.5250000000    6.1500000000     357       360      5.0000000000   2.0000000000  2.4000000000  11.5250000000
  2        516,999.94   6.5250000000    6.1500000000     357       360      5.0000000000   2.0000000000  2.1500000000  11.5250000000
  2      2,841,957.88   6.5500000000    6.1750000000     358       360      5.0000000000   2.0000000000  2.5500000000  11.5500000000
  2      2,331,500.00   6.5500000000    6.1750000000     359       360      5.0000000000   2.0000000000  2.5500000000  11.5500000000
  2        615,500.00   6.5750000000    6.2000000000     358       360      5.0000000000   2.0000000000  2.2000000000  11.5750000000
  2      3,944,000.00   6.6000000000    6.2250000000     358       360      5.0000000000   2.0000000000  2.2579614604  11.6000000000
  2        464,676.33   6.6250000000    6.3750000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  2      1,000,000.00   6.6250000000    6.3750000000     356       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  2      2,156,661.00   6.6250000000    6.3750000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  2        600,200.00   6.6250000000    6.3750000000     354       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  2      1,957,600.00   6.6250000000    6.3750000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  2      1,427,999.00   6.6250000000    6.3750000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  2      1,627,539.00   6.6250000000    6.3750000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.6250000000
  2      4,657,534.06   6.6250000000    6.2500000000     358       360      5.0000000000   2.0000000000  2.4639830868  11.6250000000
  2     15,775,250.00   6.6250000000    6.3346143484     359       360      5.0000000000   2.0000000000  2.2936562020  11.6250000000
  2      8,251,399.00   6.6250000000    6.3750000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.6250000000
  2        245,396.14   6.6250000000    6.3750000000     479       480      5.0000000000   2.0000000000  2.2500000000  11.6250000000
  2      1,418,000.00   6.6500000000    6.2750000000     357       360      5.0000000000   2.0000000000  2.1500000000  11.6500000000
  2      1,616,000.00   6.6500000000    6.2750000000     358       360      5.0000000000   2.0000000000  2.2097772277  11.6500000000
  2        448,000.00   6.6500000000    6.2750000000     359       360      5.0000000000   2.0000000000  2.9000000000  11.6500000000
  2      5,080,492.14   6.6750000000    6.3000000000     358       360      5.0000000000   2.0000000000  2.6007332740  11.6750000000
  2        702,500.00   6.6750000000    6.3000000000     359       360      5.0000000000   2.0000000000  2.5500000000  11.6750000000
  2      2,392,500.00   6.7000000000    6.3250000000     359       360      5.0000000000   2.0000000000  2.7000000000  11.7000000000
  2      1,752,000.00   6.7250000000    6.3500000000     359       360      5.0000000000   2.0000000000  2.3500000000  11.7250000000
  2      2,385,000.00   6.7500000000    6.3750000000     356       360      5.0000000000   2.0000000000  2.2500000000  11.7500000000
  2        625,000.00   6.7500000000    6.3750000000     357       360      5.0000000000   2.0000000000  2.5000000000  11.7500000000
  2      7,977,200.00   6.7500000000    6.4921808404     359       360      5.0000000000   2.0000000000  2.2812766384  11.7500000000
  2      1,597,750.00   6.7750000000    6.4000000000     358       360      5.0000000000   2.0000000000  2.7698169301  11.7750000000
  2      3,682,000.00   6.8000000000    6.4250000000     358       360      5.0000000000   2.0000000000  2.7349538294  11.8000000000
  2      3,171,000.00   6.8000000000    6.4250000000     359       360      5.0000000000   2.0000000000  2.7031062756  11.8000000000
  2      1,573,000.00   6.8250000000    6.4500000000     358       360      5.0000000000   2.0000000000  2.7000000000  11.8250000000
  2        424,999.04   6.8500000000    6.4750000000     359       360      5.0000000000   2.0000000000  2.6000000000  11.8500000000


                              Original      Cut-Off      Payment
                Rate          Interest      Months        Reset
  Group         Floor         Only Term     to Roll     Frequency
-----------------------------------------------------------------
    2          2.7500000000       0           58           12
    2          2.7500000000       0           59           12
    2          2.7500000000      120          55           12
    2          2.7500000000      120          57           12
    2          2.7500000000      120          58           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           57           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           59           12
    2          2.2500000000       0           60           12
    2          2.2500000000      60           57           12
    2          2.1891294979      60           58           12
    2          2.2554217950      60           59           12
    2          2.2500000000      60           60           12
    2          2.1500000000      60           58           12
    2          2.1500000000      60           59           12
    2          2.3402292345      60           58           12
    2          2.2000000000      60           59           12
    2          2.2206896552      60           58           12
    2          2.3500000000      60           59           12
    2          2.7500000000       0           58           12
    2          2.7500000000       0           59           12
    2          2.7500000000      120          55           12
    2          2.7500000000      120          58           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.4375149232       0           58           12
    2          2.2500000000       0           60           12
    2          2.2500000000      60           57           12
    2          2.3963080265      60           58           12
    2          2.2667747215      60           59           12
    2          2.2500000000      60           60           12
    2          2.2500000000       0           59           12
    2          2.4000000000       0           57           12
    2          2.1500000000      60           57           12
    2          2.5500000000      60           58           12
    2          2.5500000000      60           59           12
    2          2.2000000000      60           58           12
    2          2.2579614604      60           58           12
    2          2.7500000000       0           58           12
    2          2.7500000000      120          56           12
    2          2.7500000000      120          59           12
    2          2.7500000000      60           54           12
    2          2.7500000000      60           58           12
    2          2.7500000000      60           59           12
    2          2.2500000000       0           60           12
    2          2.4639830868      60           58           12
    2          2.2936562020      60           59           12
    2          2.2500000000      60           60           12
    2          2.2500000000       0           59           12
    2          2.1500000000      60           57           12
    2          2.2097772277      60           58           12
    2          2.9000000000      60           59           12
    2          2.6007332740      60           58           12
    2          2.5500000000      60           59           12
    2          2.7000000000      60           59           12
    2          2.3500000000      60           59           12
    2          2.2500000000      60           56           12
    2          2.5000000000      60           57           12
    2          2.2812766384      60           59           12
    2          2.7698169301      60           58           12
    2          2.7349538294      60           58           12
    2          2.7031062756      60           59           12
    2          2.7000000000      60           58           12
    2          2.6000000000      60           59           12


Banc  of  America  Securities  LLC                                            6
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                     BAFC 2006-J Replines (Group 3)

                                                        Cut-Off
         Cut-Off        Current       Current Net     Remaining   Original
          Unpaid       Mortgage         Mortgage       Term to      Term
        Principal      Interest         Interest        Stated      to      Intial       Periodic        Gross          Rate
Group    Balance         Rate             Rate         Maturity   Maturity  Rate Cap      Rate Cap        Margin       Ceiling
------------------------------------------------------------------------------------------------------------------------------------
  3      1,051,900.00   6.7500000000    6.5000000000     357       360      5.0000000000   2.0000000000  2.7500000000  11.7500000000
  3      1,302,500.00   6.7500000000    6.5000000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.7500000000
  3      1,000,000.00   6.7500000000    6.5000000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.7500000000
  3        954,300.00   6.7500000000    6.5000000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.7500000000
  3      9,230,499.00   6.7500000000    6.5000000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.7500000000
  3        547,500.00   6.8750000000    6.6250000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.8750000000
  3        448,000.00   6.8750000000    6.6250000000     358       360      5.0000000000   2.0000000000  2.7500000000  11.8750000000
  3        600,000.00   6.8750000000    6.6250000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.8750000000
  3        716,000.00   6.8750000000    6.6250000000     357       360      5.0000000000   2.0000000000  2.2500000000  11.8750000000
  3      1,592,263.54   6.8750000000    6.5000000000     358       360      5.0000000000   2.0000000000  2.2500000000  11.8750000000
  3      7,444,800.00   6.8750000000    6.6250000000     359       360      5.0000000000   2.0000000000  2.2500000000  11.8750000000
  3      8,295,500.00   6.8750000000    6.6250000000     360       360      5.0000000000   2.0000000000  2.2500000000  11.8750000000
  3      1,280,000.00   6.9000000000    6.5250000000     358       360      5.0000000000   2.0000000000  2.9156250000  11.9000000000
  3        544,000.00   6.9000000000    6.5250000000     359       360      5.0000000000   2.0000000000  2.9000000000  11.9000000000
  3        586,000.00   6.9250000000    6.5500000000     358       360      5.0000000000   2.0000000000  2.5500000000  11.9250000000
  3        616,000.00   6.9250000000    6.5500000000     359       360      5.0000000000   2.0000000000  2.8000000000  11.9250000000
  3      2,386,362.50   7.0000000000    6.6250000000     358       360      5.0000000000   2.0000000000  2.6518026913  12.0000000000
  3      3,311,350.00   7.0000000000    6.7295117550     359       360      5.0000000000   2.0000000000  2.3319529799  12.0000000000
  3      2,110,250.00   7.0000000000    6.7500000000     360       360      5.0000000000   2.0000000000  2.2500000000  12.0000000000
  3        620,000.00   7.0250000000    6.6500000000     359       360      5.0000000000   2.0000000000  3.1500000000  12.0250000000
  3        640,000.00   7.0500000000    6.6750000000     358       360      5.0000000000   2.0000000000  2.8000000000  12.0500000000
  3        612,000.00   7.0500000000    6.6750000000     359       360      5.0000000000   2.0000000000  2.8000000000  12.0500000000
  3        464,000.00   7.0750000000    6.7000000000     358       360      5.0000000000   2.0000000000  3.4500000000  12.0750000000
  3        433,000.00   7.1000000000    6.7250000000     359       360      5.0000000000   2.0000000000  2.6000000000  12.1000000000
  3        449,640.15   7.1250000000    6.8750000000     359       360      5.0000000000   2.0000000000  2.7500000000  12.1250000000
  3        800,000.00   7.1250000000    6.8750000000     357       360      5.0000000000   2.0000000000  2.7500000000  12.1250000000
  3      1,585,500.00   7.1250000000    6.8239120151     358       360      5.0000000000   2.0000000000  2.2500000000  12.1250000000
  3        556,800.00   7.1250000000    6.8750000000     360       360      5.0000000000   2.0000000000  2.2500000000  12.1250000000
  3        431,000.00   7.1500000000    6.7750000000     358       360      5.0000000000   2.0000000000  2.9000000000  12.1500000000
  3        640,000.00   7.1500000000    6.7750000000     359       360      5.0000000000   2.0000000000  3.4000000000  12.1500000000
  3        490,000.00   7.1750000000    6.8000000000     358       360      5.0000000000   2.0000000000  3.0500000000  12.1750000000
  3        446,000.00   7.1750000000    6.8000000000     359       360      5.0000000000   2.0000000000  3.0500000000  12.1750000000
  3        483,000.00   7.2250000000    6.8500000000     358       360      5.0000000000   2.0000000000  2.8500000000  12.2250000000
  3        498,154.38   7.2500000000    6.8750000000     356       360      5.0000000000   2.0000000000  2.7500000000  12.7500000000
  3      3,556,600.00   7.2500000000    6.8939788000     359       360      5.0000000000   2.0000000000  2.5053843558  12.2500000000
  3        507,819.63   7.2500000000    7.0000000000     479       480      5.0000000000   2.0000000000  2.2500000000  12.2500000000
  3        451,990.85   7.2750000000    6.9000000000     358       360      5.0000000000   2.0000000000  3.1500000000  12.2750000000
  3        940,000.00   7.3000000000    6.9250000000     358       360      5.0000000000   2.0000000000  3.0500000000  12.3000000000
  3        840,000.00   7.3500000000    6.9750000000     358       360      5.0000000000   2.0000000000  2.6000000000  12.3500000000
  3        536,000.00   7.3750000000    7.0000000000     357       360      5.0000000000   2.0000000000  3.0000000000  12.3750000000
  3        486,000.00   7.3750000000    7.1250000000     359       360      5.0000000000   2.0000000000  2.2500000000  12.3750000000
  3        880,000.00   7.4250000000    7.0500000000     358       360      5.0000000000   2.0000000000  2.8000000000  12.4250000000
  3        556,000.00   7.5250000000    7.1500000000     359       360      5.0000000000   2.0000000000  2.9000000000  12.5250000000
  3        581,000.00   7.5500000000    7.1750000000     358       360      5.0000000000   2.0000000000  2.8000000000  12.5500000000
  3        700,000.00   7.5500000000    7.1750000000     359       360      5.0000000000   2.0000000000  3.0500000000  12.5500000000
  3        995,000.00   7.7000000000    7.3250000000     358       360      5.0000000000   2.0000000000  3.7000000000  12.7000000000
  3        470,400.00   7.8000000000    7.4250000000     359       360      5.0000000000   2.0000000000  3.5500000000  12.8000000000



                               Original     Cut-Off      Payment
                 Rate         Interest      Months        Reset
  Group         Floor         Only Term     to Roll     Frequency
-----------------------------------------------------------------
    3          2.7500000000      120          57           12
    3          2.7500000000      120          59           12
    3          2.7500000000      60           58           12
    3          2.7500000000      60           59           12
    3          2.2500000000      60           60           12
    3          2.7500000000      120          58           12
    3          2.7500000000      60           58           12
    3          2.7500000000      60           59           12
    3          2.2500000000      60           57           12
    3          2.2500000000      60           58           12
    3          2.2500000000      60           59           12
    3          2.2500000000      60           60           12
    3          2.9156250000      60           58           12
    3          2.9000000000      60           59           12
    3          2.5500000000      60           58           12
    3          2.8000000000      60           59           12
    3          2.6518026913      60           58           12
    3          2.3319529799      60           59           12
    3          2.2500000000      60           60           12
    3          3.1500000000      60           59           12
    3          2.8000000000      60           58           12
    3          2.8000000000      60           59           12
    3          3.4500000000      60           58           12
    3          2.6000000000      60           59           12
    3          2.7500000000       0           59           12
    3          2.7500000000      120          57           12
    3          2.2500000000      60           58           12
    3          2.2500000000      60           60           12
    3          2.9000000000      60           58           12
    3          3.4000000000      60           59           12
    3          3.0500000000      60           58           12
    3          3.0500000000      60           59           12
    3          2.8500000000      60           58           12
    3          2.7500000000       0           56           12
    3          2.5053843558      60           59           12
    3          2.2500000000       0           59           12
    3          3.1500000000      60           58           12
    3          3.0500000000      60           58           12
    3          2.6000000000      60           58           12
    3          3.0000000000      60           57           12
    3          2.2500000000      60           59           12
    3          2.8000000000      60           58           12
    3          2.9000000000      60           59           12
    3          2.8000000000      60           58           12
    3          3.0500000000      60           59           12
    3          3.7000000000      60           58           12
    3          3.5500000000      60           59           12



Banc  of  America  Securities  LLC                                            7
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                  BAFC 2006-J Replines (Group 4 and 5)

                                                        Cut-Off
         Cut-Off        Current       Current Net     Remaining   Original
          Unpaid       Mortgage         Mortgage       Term to     Term
        Principal      Interest         Interest        Stated      to       Intial       Periodic        Gross          Rate
Group    Balance         Rate             Rate         Maturity   Maturity  Rate Cap      Rate Cap        Margin       Ceiling
------------------------------------------------------------------------------------------------------------------------------------
  4        422,302.61   4.7500000000    4.5000000000     321       360      5.0000000000   2.0000000000  2.7500000000   9.7500000000
  4        333,737.93   5.5000000000    5.2500000000     322       360      5.0000000000   2.0000000000  2.7500000000  10.5000000000
  4         63,611.08   5.8750000000    5.6250000000     340       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  4        725,782.54   6.6798729806    6.4298729806     355       360      5.0000000000   2.0000000000  2.7500000000  11.6798729806
  4      2,399,130.27   6.4871033936    6.2371033936     357       360      5.0000000000   2.0000000000  2.7500000000  11.4871033936
  4      5,824,537.85   6.5708324917    6.3208324917     358       360      5.0000000000   2.0000000000  2.7500000000  11.5708324917
  4        441,481.49   6.1250000000    5.8750000000     359       360      5.0000000000   2.0000000000  2.7500000000  11.1250000000
  4        689,970.75   6.5000000000    6.2500000000     356       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  4      6,945,429.73   6.4709132584    6.2209132584     357       360      5.0000000000   2.0000000000  2.7500000000  11.4709132584
  4     10,098,358.59   6.3386600260    6.0886600260     358       360      5.0000000000   2.0000000000  2.7500000000  11.3386600260
  4      1,394,365.00   6.4744937660    6.2244937660     359       360      5.0000000000   2.0000000000  2.7500000000  11.4744937660
  4      4,150,000.00   6.6250000000    6.3750000000     355       360      5.0000000000   2.0000000000  2.7500000000  11.6250000000
  4      2,616,997.90   6.6432938196    6.3932938196     356       360      5.0000000000   2.0000000000  2.7500000000  11.6432938196
  4      9,056,179.18   6.6113769792    6.3613769792     357       360      5.0000000000   2.0000000000  2.7500000000  11.6113769792
  4     36,212,859.28   6.5294497395    6.2794497395     358       360      5.0000000000   2.0000000000  2.7500000000  11.5294497395
  4      7,565,350.00   6.3773189608    6.1273189608     359       360      5.0000000000   2.0000000000  2.7500000000  11.3773189608
  4      9,485,702.73   6.3370217917    6.0870217917     359       360      5.0000000000   2.0000000000  2.2500000000  11.3370217917
  4      8,226,693.00   6.2757347181    6.0257347181     360       360      5.0000000000   2.0000000000  2.2500000000  11.2757347181
  4      3,862,772.99   6.7273439320    6.4773439320     356       360      5.0000000000   2.0000000000  2.2500000000  11.7273439320
  4     10,078,065.49   6.6365928038    6.3865928038     357       360      5.0000000000   2.0000000000  2.2500000000  11.6365928038
  4     20,556,752.70   6.4604629181    6.2104629181     358       360      5.0000000000   2.0000000000  2.2500000000  11.4604629181
  4     51,355,185.68   6.2513755244    6.0013755244     359       360      5.0000000000   2.0000000000  2.2500000000  11.2513755244
  4     44,569,400.00   6.3539673520    6.1039673520     360       360      5.0000000000   2.0000000000  2.2500000000  11.3539673520
  4      1,119,540.44   6.7366089004    6.4866089004     479       480      5.0000000000   2.0000000000  2.2500000000  11.7366089004
  4        446,250.00   6.6250000000    6.3750000000     480       480      5.0000000000   2.0000000000  2.2500000000  11.6250000000
  5      6,560,758.48   5.8415392432    5.5915392432     356       360      5.0000000000   2.0000000000  2.7500000000  10.8415392432
  5      1,121,805.61   6.2406820432    5.9906820432     358       360      5.0000000000   2.0000000000  2.7500000000  11.2406820432
  5      2,519,980.16   6.4039406857    6.1539406857     359       360      5.0000000000   2.0000000000  2.7500000000  11.4039406857
  5        256,000.00   5.8750000000    5.6250000000     346       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  5        881,343.95   5.6250000000    5.3750000000     348       360      5.0000000000   2.0000000000  2.7500000000  10.6250000000
  5        897,005.25   5.8750000000    5.6250000000     349       360      5.0000000000   2.0000000000  2.7500000000  10.8750000000
  5      2,961,000.00   6.5000000000    6.2500000000     353       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  5      1,084,070.95   5.8532557071    5.6032557071     354       360      5.0000000000   2.0000000000  2.7500000000  10.8532557071
  5        897,950.00   6.6833133805    6.4333133805     355       360      5.0000000000   2.0000000000  2.7500000000  11.6833133805
  5      2,716,000.00   6.5000000000    6.2500000000     356       360      5.0000000000   2.0000000000  2.7500000000  11.5000000000
  5      4,187,300.00   6.4860978435    6.2360978435     357       360      5.0000000000   2.0000000000  2.7500000000  11.4860978435
  5     23,156,357.00   6.6259710563    6.3759710563     358       360      5.0000000000   2.0000000000  2.7500000000  11.6259710563
  5     21,915,839.27   6.4230772085    6.1730772085     359       360      5.0000000000   2.0000000000  2.7500000000  11.4230772085
  5        125,163.77   6.7500000000    6.5000000000     356       360      5.0000000000   2.0000000000  2.2500000000  11.7500000000
  5        997,465.16   6.8750000000    6.6250000000     357       360      5.0000000000   2.0000000000  2.2500000000  11.8750000000
  5        486,616.19   6.5000000000    6.2500000000     358       360      5.0000000000   2.0000000000  2.2500000000  11.5000000000
  5      3,760,826.49   6.1153800710    5.8653800710     359       360      5.0000000000   2.0000000000  2.2500000000  11.1153800710
  5      1,440,000.00   5.0000000000    4.7500000000     360       360      5.0000000000   2.0000000000  2.2500000000  10.0000000000
  5      1,804,000.00   5.8564301552    5.6064301552     352       360      5.0000000000   2.0000000000  2.2233924612  10.8564301552
  5      1,847,250.00   6.5627791311    6.3127791311     357       360      5.0000000000   2.0000000000  2.2500000000  11.5627791311
  5      4,343,110.00   6.6098394929    6.3598394929     358       360      5.0000000000   2.0000000000  2.2500000000  11.6098394929
  5     32,523,358.96   6.4337732510    6.1837732510     359       360      5.0000000000   2.0000000000  2.2500000000  11.4337732510
  5     14,529,720.00   6.4757937524    6.2257937524     360       360      5.0000000000   2.0000000000  2.2500000000  11.4757937524



                              Original      Cut-Off      Payment
                Rate          Interest      Months        Reset
  Group         Floor         Only Term     to Roll     Frequency
-----------------------------------------------------------------
    4          2.7500000000       0           45           12
    4          2.7500000000       0           46           12
    4          2.7500000000       0           64           12
    4          2.7500000000       0           79           12
    4          2.7500000000       0           81           12
    4          2.7500000000       0           82           12
    4          2.7500000000       0           83           12
    4          2.7500000000      120          80           12
    4          2.7500000000      120          81           12
    4          2.7500000000      120          82           12
    4          2.7500000000      120          83           12
    4          2.7500000000      84           79           12
    4          2.7500000000      84           80           12
    4          2.7500000000      84           81           12
    4          2.7500000000      84           82           12
    4          2.7500000000      84           83           12
    4          2.2500000000       0           83           12
    4          2.2500000000       0           84           12
    4          2.2500000000      84           80           12
    4          2.2500000000      84           81           12
    4          2.2500000000      84           82           12
    4          2.2500000000      84           83           12
    4          2.2500000000      84           84           12
    4          2.2500000000       0           83           12
    4          2.2500000000       0           84           12
    5          2.7500000000       0           116          12
    5          2.7500000000       0           118          12
    5          2.7500000000       0           119          12
    5          2.7500000000      120          106          12
    5          2.7500000000      120          108          12
    5          2.7500000000      120          109          12
    5          2.7500000000      120          113          12
    5          2.7500000000      120          114          12
    5          2.7500000000      120          115          12
    5          2.7500000000      120          116          12
    5          2.7500000000      120          117          12
    5          2.7500000000      120          118          12
    5          2.7500000000      120          119          12
    5          2.2500000000       0           116          12
    5          2.2500000000       0           117          12
    5          2.2500000000       0           118          12
    5          2.2500000000       0           119          12
    5          2.2500000000       0           120          12
    5          2.2233924612      120          112          12
    5          2.2500000000      120          117          12
    5          2.2500000000      120          118          12
    5          2.2500000000      120          119          12
    5          2.2500000000      120          120          12


Banc  of  America  Securities  LLC                                            8
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                    Assumptions Relating to Decrement Tables

The tables set forth on the following pages have been prepared on the basis of the following assumptions (the "Modeling Assumptions"):

(a)  each  Loan  Group  consists  of  the  hypothetical   mortgage  loans  whose
characteristics are presented in the replines on the previous pages;

(b) the initial class balances or notional amount and pass-through rates for the Offered Certificates are as set forth or described in the tables beginning on page of the Term Sheet distributed on December 15, 2006;

(c) there are no Net Interest Shortfalls, Relief Act Reductions, delinquencies or Realized Losses with respect to the Mortgage Loans;

(d) scheduled payments of principal and interest with respect to the Mortgage Loans are received on the applicable due date beginning on January 1, 2007;

(e) prepayments are received, together with a 30 days' interest thereon, on the last day of each month beginning in December 2006;

(f) the Mortgage Loans prepay at the indicated percentages of CPR;

(g) optional repurchase of all of the Aggregate Group Mortgage does not occur;

(h) no Mortgage Loans are required to be repurchased from the Trust and no Mortgage Loans are substituted for the Mortgage Loans included in the Trust on the Closing Date;

(i) the Certificates are issued on the Closing Date;

(j) cash payments on the Certificates are received on the 20th day of each month beginning in January 2006 in accordance with the priorities and amounts described in the Term Sheet;

(k) One-Year LIBOR remains constant at 5.213% per annum;

(l) One-Year CMT remains constant at 4.9410% per annum; and






Banc  of  America  Securities  LLC                                            9
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                       Percentage of Initial Class Balance Outstanding
                                     at the Respective Percentages of CPR Set Forth Below:
                                                               Class 1-A-1
                           ------------------------------------------------------------------------------------------------
Distribution Date           0%              10%             20%            25%            30%            40%              50%
----------------           ---             ---             ---            ---             ---            ---             ---
Initial Percentage         100             100             100            100             100            100             100
December 20, 2007          100              89              79             73              68             58              47
December 20, 2008           99              79              62             53              46             33              22
December 20, 2009           99              71              48             39              31             19              10
December 20, 2010           98              62              38             29              22             11               5
December 20, 2011           96              55              30             21              15              7               2
December 20, 2012           95              48              23             16              10              4               1
December 20, 2013           93              42              18             12               7              2               1
December 20, 2014           92              37              15              9               5              1               *
December 20, 2015           90              33              11              6               3              1               *
December 20, 2016           88              29               9              5               2              *               *
December 20, 2017           86              26               7              3               2              *               *
December 20, 2018           84              22               5              2               1              *               *
December 20, 2019           82              20               4              2               1              *               *
December 20, 2020           79              17               3              1               *              *               *
December 20, 2021           77              15               3              1               *              *               *
December 20, 2022           74              13               2              1               *              *               *
December 20, 2023           71              11               1              *               *              *               *
December 20, 2024           67              10               1              *               *              *               *
December 20, 2025           64               8               1              *               *              *               *
December 20, 2026           60               7               1              *               *              *               *
December 20, 2027           56               6               *              *               *              *               *
December 20, 2028           51               5               *              *               *              *               *
December 20, 2029           46               4               *              *               *              *               *
December 20, 2030           41               3               *              *               *              *               *
December 20, 2031           35               2               *              *               *              *               *
December 20, 2032           29               2               *              *               *              *               *
December 20, 2033           23               1               *              *               *              *               *
December 20, 2034           15               1               *              *               *              *               0
December 20, 2035            8               *               *              *               *              *               0
December 20, 2036            0               0               0              0               0              0               0

Weighted Average Life to
Maturity (in years)(1)    20.49            7.68            4.12           3.24            2.63           1.84            1.35
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.






Banc  of  America  Securities  LLC                                            10
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                  Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                     Class 2-A-1, Class 2-A-2 and Class 2-A-7
                           -------------------------------------------------------------------------------

Distribution Date            0%         10%        20%        25%        30%            40%           50%
----------------            ---         ---        ---        ---        ---            ---           ---
Initial Percentage          100         100        100        100        100            100           100
December 20, 2007           100          89         79         74         68             58            47
December 20, 2008           100          80         62         54         46             33            22
December 20, 2009           100          71         48         39         32             19            10
December 20, 2010           100          64         39         30         22             11             5
December 20, 2011           100          57         31         22         15              7             3
December 20, 2012            98          50         24         16         11              4             1
December 20, 2013            97          44         19         12          7              2             1
December 20, 2014            95          39         15          9          5              1             *
December 20, 2015            94          34         12          7          3              1             *
December 20, 2016            92          30          9          5          2              *             *
December 20, 2017            90          27          7          4          2              *             *
December 20, 2018            87          23          6          3          1              *             *
December 20, 2019            85          20          4          2          1              *             *
December 20, 2020            82          18          3          1          1              *             *
December 20, 2021            80          15          3          1          *              *             *
December 20, 2022            77          13          2          1          *              *             *
December 20, 2023            73          12          2          1          *              *             *
December 20, 2024            70          10          1          *          *              *             *
December 20, 2025            66           8          1          *          *              *             *
December 20, 2026            62           7          1          *          *              *             *
December 20, 2027            58           6          1          *          *              *             *
December 20, 2028            53           5          *          *          *              *             *
December 20, 2029            48           4          *          *          *              *             *
December 20, 2030            42           3          *          *          *              *             *
December 20, 2031            37           2          *          *          *              *             *
December 20, 2032            30           2          *          *          *              *             *
December 20, 2033            23           1          *          *          *              *             *
December 20, 2034            16           1          *          *          *              *             *
December 20, 2035             8           *          *          *          *              *             *
December 20, 2036             *           *          *          *          *              *             0
December 20, 2037             *           *          *          *          *              *             0
December 20, 2038             *           *          *          *          *              *             0
December 20, 2039             *           *          *          *          *              *             0
December 20, 2040             *           *          *          *          *              *             0
December 20, 2041             *           *          *          *          *              0             0
December 20, 2042             *           *          *          *          *              0             0
December 20, 2043             *           *          *          *          *              0             0
December 20, 2044             *           *          *          *          *              0             0
December 20, 2045             *           *          *          *          *              0             0
December 20, 2046             0           0          0          0          0              0             0

Weighted Average Life to
Maturity (in years)(1)    21.15         7.87       4.19       3.29        2.66           1.85         1.36
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.



Banc  of  America  Securities  LLC                                            11
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                   Percentage of Initial Notional Amount Outstanding
                                  at the Respective Percentages of CPR Set Forth Below:
                                                     Class 2-A-3
                        -------------------------------------------------------------

Distribution Date            0%         10%        20%        25%            30%        40%        50%
----------------            ---         ---        ---        ---            ---        ---        ---
Initial Percentage          100         100         100         100           100        100       100
December 20, 2007           100          89          79          74            68         58        47
December 20, 2008           100          80          62          54            46         33        22
December 20, 2009           100          71          48          39            32         19        10
December 20, 2010           100          64          39          30            22         11         5
December 20, 2011             0           0           0           0             0          0         0
December 20, 2012             0           0           0           0             0          0         0
December 20, 2013             0           0           0           0             0          0         0
December 20, 2014             0           0           0           0             0          0         0
December 20, 2015             0           0           0           0             0          0         0
December 20, 2016             0           0           0           0             0          0         0
December 20, 2017             0           0           0           0             0          0         0
December 20, 2018             0           0           0           0             0          0         0
December 20, 2019             0           0           0           0             0          0         0
December 20, 2020             0           0           0           0             0          0         0
December 20, 2021             0           0           0           0             0          0         0
December 20, 2022             0           0           0           0             0          0         0
December 20, 2023             0           0           0           0             0          0         0
December 20, 2024             0           0           0           0             0          0         0
December 20, 2025             0           0           0           0             0          0         0
December 20, 2026             0           0           0           0             0          0         0
December 20, 2027             0           0           0           0             0          0         0
December 20, 2028             0           0           0           0             0          0         0
December 20, 2029             0           0           0           0             0          0         0
December 20, 2030             0           0           0           0             0          0         0
December 20, 2031             0           0           0           0             0          0         0
December 20, 2032             0           0           0           0             0          0         0
December 20, 2033             0           0           0           0             0          0         0
December 20, 2034             0           0           0           0             0          0         0
December 20, 2035             0           0           0           0             0          0         0
December 20, 2036             0           0           0           0             0          0         0

Weighted Average Life to
Maturity (in years)(1)       4.97        3.81       2.92        2.56          2.24        1.72      1.32
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.



Banc  of  America  Securities  LLC                                            12
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                              Percentage of Initial Class Balance Outstanding
                                           at the Respective Percentages of CPR Set Forth Below:
                                                               Class 2-A-4
                                 ---------------------------------------------------------------------------------------
Distribution Date                      0%       10%       20%            25%            30%          40%              50%
----------------                      ---       ---       ---            ---            ---          ---              ---
Initial Percentage                    100       100       100            100            100           100            100
December 20, 2007                     100        84        67             59             51            34             18
December 20, 2008                     100        69        41             28             16             0              0
December 20, 2009                     100        55        20              6              0             0              0
December 20, 2010                     100        43         4              0              0             0              0
December 20, 2011                      99        32         0              0              0             0              0
December 20, 2012                      97        22         0              0              0             0              0
December 20, 2013                      95        12         0              0              0             0              0
December 20, 2014                      93         5         0              0              0             0              0
December 20, 2015                      90         0         0              0              0             0              0
December 20, 2016                      87         0         0              0              0             0              0
December 20, 2017                      84         0         0              0              0             0              0
December 20, 2018                      81         0         0              0              0             0              0
December 20, 2019                      77         0         0              0              0             0              0
December 20, 2020                      73         0         0              0              0             0              0
December 20, 2021                      68         0         0              0              0             0              0
December 20, 2022                      64         0         0              0              0             0              0
December 20, 2023                      59         0         0              0              0             0              0
December 20, 2024                      53         0         0              0              0             0              0
December 20, 2025                      47         0         0              0              0             0              0
December 20, 2026                      41         0         0              0              0             0              0
December 20, 2027                      34         0         0              0              0             0              0
December 20, 2028                      27         0         0              0              0             0              0
December 20, 2029                      19         0         0              0              0             0              0
December 20, 2030                      10         0         0              0              0             0              0
December 20, 2031                       1         0         0              0              0             0              0
December 20, 2032                       0         0         0              0              0             0              0
December 20, 2033                       0         0         0              0              0             0              0
December 20, 2034                       0         0         0              0              0             0              0
December 20, 2035                       0         0         0              0              0             0              0
December 20, 2036                       0         0         0              0              0             0              0

Weighted Average Life to
Maturity (in years)(1)                17.51     3.72      1.80           1.40           1.13         0.80            0.59
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.



Banc  of  America  Securities  LLC                                            13
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                            Percentage of Initial Class Balance Outstanding
                                          at the Respective Percentages of CPR Set Forth Below:
                                                             Class 2-A-5
                                -----------------------------------------------------------------------------------
Distribution Date                        0%       10%       20%            25%           30%           40%            50%
----------------                        ---       ---       ---            ---           ---           ---            ---
Initial Percentage                      100       100       100            100           100            100           100
December 20, 2007                       100       100       100            100           100            100           100
December 20, 2008                       100       100       100            100           100             73             0
December 20, 2009                       100       100       100            100            55              0             0
December 20, 2010                       100       100       100             34             0              0             0
December 20, 2011                       100       100        48              0             0              0             0
December 20, 2012                       100       100         0              0             0              0             0
December 20, 2013                       100       100         0              0             0              0             0
December 20, 2014                       100       100         0              0             0              0             0
December 20, 2015                       100        84         0              0             0              0             0
December 20, 2016                       100        42         0              0             0              0             0
December 20, 2017                       100         3         0              0             0              0             0
December 20, 2018                       100         0         0              0             0              0             0
December 20, 2019                       100         0         0              0             0              0             0
December 20, 2020                       100         0         0              0             0              0             0
December 20, 2021                       100         0         0              0             0              0             0
December 20, 2022                       100         0         0              0             0              0             0
December 20, 2023                       100         0         0              0             0              0             0
December 20, 2024                       100         0         0              0             0              0             0
December 20, 2025                       100         0         0              0             0              0             0
December 20, 2026                       100         0         0              0             0              0             0
December 20, 2027                       100         0         0              0             0              0             0
December 20, 2028                       100         0         0              0             0              0             0
December 20, 2029                       100         0         0              0             0              0             0
December 20, 2030                       100         0         0              0             0              0             0
December 20, 2031                       100         0         0              0             0              0             0
December 20, 2032                        41         0         0              0             0              0             0
December 20, 2033                         0         0         0              0             0              0             0
December 20, 2034                         0         0         0              0             0              0             0
December 20, 2035                         0         0         0              0             0              0             0
December 20, 2036                         0         0         0              0             0              0             0

Weighted Average Life to
Maturity (in years)(1)                  25.88     9.84      4.99           3.86          3.08            2.15        1.58
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.



Banc  of  America  Securities  LLC                                            14
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                             Percentage of Initial Class Balance Outstanding
                                            at the Respective Percentages of CPR Set Forth Below:
                                                               Class 2-A-6
                                -----------------------------------------------------------------------------------

Distribution Date                        0%       10%       20%            25%           30%           40%            50%
----------------                        ---       ---       ---            ---           ---           ---            ---
Initial Percentage                     100         100       100            100           100           100           100
December 20, 2007                      100         100       100            100           100           100           100
December 20, 2008                      100         100       100            100           100           100            85
December 20, 2009                      100         100       100            100           100            72            39
December 20, 2010                      100         100       100            100            84            43            20
December 20, 2011                      100         100       100             84            59            26            10
December 20, 2012                      100         100        92             62            40            15             5
December 20, 2013                      100         100        73             46            28             9             2
December 20, 2014                      100         100        57             34            19             5             1
December 20, 2015                      100         100        45             25            13             3             1
December 20, 2016                      100         100        35             18             9             2             *
December 20, 2017                      100         100        28             13             6             1             *
December 20, 2018                      100          89        22             10             4             1             *
December 20, 2019                      100          78        17              7             3             *             *
December 20, 2020                      100          68        13              5             2             *             *
December 20, 2021                      100          59        10              4             1             *             *
December 20, 2022                      100          51         8              3             1             *             *
December 20, 2023                      100          44         6              2             1             *             *
December 20, 2024                      100          38         5              1             *             *             *
December 20, 2025                      100          32         3              1             *             *             *
December 20, 2026                      100          27         3              1             *             *             *
December 20, 2027                      100          23         2              *             *             *             *
December 20, 2028                      100          19         1              *             *             *             *
December 20, 2029                      100          15         1              *             *             *             *
December 20, 2030                      100          12         1              *             *             *             *
December 20, 2031                      100           9         *              *             *             *             *
December 20, 2032                      100           7         *              *             *             *             *
December 20, 2033                       89           5         *              *             *             *             *
December 20, 2034                       60           3         *              *             *             *             *
December 20, 2035                       30           1         *              *             *             *             *
December 20, 2036                        1           *         *              *             *             *             0
December 20, 2037                        1           *         *              *             *             *             0
December 20, 2038                        1           *         *              *             *             *             0
December 20, 2039                        1           *         *              *             *             *             0
December 20, 2040                        *           *         *              *             *             0             0
December 20, 2041                        *           *         *              *             *             0             0
December 20, 2042                        *           *         *              *             *             0             0
December 20, 2043                        *           *         *              *             *             0             0
December 20, 2044                        *           *         *              *             *             0             0
December 20, 2045                        *           *         *              *             *             0             0
December 20, 2046                        0           0         0              0             0             0             0

Weighted Average Life to
Maturity (in years)(1)                28.38       17.31      9.75           7.71          6.25           4.33        3.15
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.



Banc  of  America  Securities  LLC                                            15
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                         Class 3-A-1 and Class 3-A-2
                                        ---------------------------------------------------------------------------------
Distribution Date                          0%        10%       20%         25%           30%            40%            50%
----------------                          ---        ---       ---         ---           ---            ---            ---
Initial Percentage                         100        100       100        100           100            100            100
December 20, 2007                          100         89        79         74            68             58             47
December 20, 2008                          100         80        62         54            46             33             22
December 20, 2009                          100         71        48         39            32             19             10
December 20, 2010                          100         64        39         30            22             11              5
December 20, 2011                          100         57        31         22            15              7              3
December 20, 2012                           99         50        24         16            11              4              1
December 20, 2013                           97         44        19         12             7              2              1
December 20, 2014                           96         39        15          9             5              1              *
December 20, 2015                           94         34        12          7             3              1              *
December 20, 2016                           92         30         9          5             2              *              *
December 20, 2017                           90         27         7          4             2              *              *
December 20, 2018                           88         23         6          3             1              *              *
December 20, 2019                           86         21         4          2             1              *              *
December 20, 2020                           83         18         3          1             1              *              *
December 20, 2021                           80         16         3          1             *              *              *
December 20, 2022                           77         14         2          1             *              *              *
December 20, 2023                           74         12         2          1             *              *              *
December 20, 2024                           71         10         1          *             *              *              *
December 20, 2025                           67          9         1          *             *              *              *
December 20, 2026                           63          7         1          *             *              *              *
December 20, 2027                           58          6         1          *             *              *              *
December 20, 2028                           54          5         *          *             *              *              *
December 20, 2029                           49          4         *          *             *              *              *
December 20, 2030                           43          3         *          *             *              *              *
December 20, 2031                           37          3         *          *             *              *              *
December 20, 2032                           31          2         *          *             *              *              *
December 20, 2033                           24          1         *          *             *              *              *
December 20, 2034                           16          1         *          *             *              *              *
December 20, 2035                            8          *         *          *             *              *              *
December 20, 2036                            *          *         *          *             *              *              0
December 20, 2037                            *          *         *          *             *              *              0
December 20, 2038                            *          *         *          *             *              *              0
December 20, 2039                            *          *         *          *             *              *              0
December 20, 2040                            *          *         *          *             *              0              0
December 20, 2041                            *          *         *          *             *              0              0
December 20, 2042                            *          *         *          *             *              0              0
December 20, 2043                            *          *         *          *             *              0              0
December 20, 2044                            *          *         *          *             *              0              0
December 20, 2045                            *          *         *          *             *              0              0
December 20, 2046                            0          0         0          0             0              0              0

Weighted Average Life to
Maturity (in years)(1)                     21.31       7.90     4.20        3.29         2.66           1.85           1.36
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.




Banc  of  America  Securities  LLC                                            16
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                         Class 4-A-1 and Class 4-A-4
                                          --------------------------------------------------------------------------------
Distribution Date                            0%       10%       20%        25%           30%             40%           50%
----------------                            ---       ---       ---        ---           ---             ---           ---
Initial Percentage                          100       100        100        100           100            100           100
December 20, 2007                           100        89         79         74            68             58            47
December 20, 2008                           100        80         62         54            46             33            22
December 20, 2009                           100        71         48         39            31             19            10
December 20, 2010                            99        63         38         29            22             11             5
December 20, 2011                            99        56         31         22            15              7             3
December 20, 2012                            99        50         24         16            11              4             1
December 20, 2013                            99        45         20         12             7              2             1
December 20, 2014                            97        39         15          9             5              1             *
December 20, 2015                            95        35         12          7             4              1             *
December 20, 2016                            94        31          9          5             2              1             *
December 20, 2017                            92        27          7          4             2              *             *
December 20, 2018                            89        24          6          3             1              *             *
December 20, 2019                            87        21          5          2             1              *             *
December 20, 2020                            84        18          3          1             1              *             *
December 20, 2021                            81        16          3          1             *              *             *
December 20, 2022                            78        14          2          1             *              *             *
December 20, 2023                            75        12          2          1             *              *             *
December 20, 2024                            71        10          1          *             *              *             *
December 20, 2025                            68         9          1          *             *              *             *
December 20, 2026                            63         7          1          *             *              *             *
December 20, 2027                            59         6          1          *             *              *             *
December 20, 2028                            54         5          *          *             *              *             *
December 20, 2029                            49         4          *          *             *              *             *
December 20, 2030                            43         3          *          *             *              *             *
December 20, 2031                            37         3          *          *             *              *             *
December 20, 2032                            31         2          *          *             *              *             *
December 20, 2033                            24         1          *          *             *              *             *
December 20, 2034                            16         1          *          *             *              *             *
December 20, 2035                             8         *          *          *             *              *             *
December 20, 2036                             *         *          *          *             *              *             0
December 20, 2037                             *         *          *          *             *              *             0
December 20, 2038                             *         *          *          *             *              *             0
December 20, 2039                             *         *          *          *             *              *             0
December 20, 2040                             *         *          *          *             *              *             0
December 20, 2041                             *         *          *          *             *              0             0
December 20, 2042                             *         *          *          *             *              0             0
December 20, 2043                             *         *          *          *             *              0             0
December 20, 2044                             *         *          *          *             *              0             0
December 20, 2045                             *         *          *          *             *              0             0
December 20, 2046                             0         0          0          0             0              0             0

Weighted Average Life to
Maturity (in years)(1)                     21.45      7.93       4.21       3.30          2.66           1.85          1.36
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.




Banc  of  America  Securities  LLC                                            17
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                                 Class 4-A-2
                                        ---------------------------------------------------------------------------------
Distribution Date                        0%       10%       20%            25%           30%            40%            50%
----------------                         ---       ---       ---           ---           ---            ---            ---
Initial Percentage                       100       100       100           100            100           100            100
December 20, 2007                        100        86        72            65             58            44             31
December 20, 2008                        100        73        50            39             29            12              0
December 20, 2009                         99        62        32            20             10             0              0
December 20, 2010                         99        52        19             7              0             0              0
December 20, 2011                         99        43         9             0              0             0              0
December 20, 2012                         99        34         1             0              0             0              0
December 20, 2013                         98        27         0             0              0             0              0
December 20, 2014                         96        21         0             0              0             0              0
December 20, 2015                         94        15         0             0              0             0              0
December 20, 2016                         92         9         0             0              0             0              0
December 20, 2017                         89         4         0             0              0             0              0
December 20, 2018                         86         0         0             0              0             0              0
December 20, 2019                         83         0         0             0              0             0              0
December 20, 2020                         79         0         0             0              0             0              0
December 20, 2021                         75         0         0             0              0             0              0
December 20, 2022                         71         0         0             0              0             0              0
December 20, 2023                         67         0         0             0              0             0              0
December 20, 2024                         62         0         0             0              0             0              0
December 20, 2025                         57         0         0             0              0             0              0
December 20, 2026                         52         0         0             0              0             0              0
December 20, 2027                         46         0         0             0              0             0              0
December 20, 2028                         40         0         0             0              0             0              0
December 20, 2029                         33         0         0             0              0             0              0
December 20, 2030                         25         0         0             0              0             0              0
December 20, 2031                         18         0         0             0              0             0              0
December 20, 2032                          9         0         0             0              0             0              0
December 20, 2033                          0         0         0             0              0             0              0
December 20, 2034                          0         0         0             0              0             0              0
December 20, 2035                          0         0         0             0              0             0              0
December 20, 2036                          0         0         0             0              0             0              0

Weighted Average Life to
Maturity (in years)(1)                  19.21      4.77       2.32         1.80          1.45           1.02           0.75
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.



Banc  of  America  Securities  LLC                                            18
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                                   Class 4-A-3
                                     --------------------------------------------------------------------------------------
Distribution Date                     0%          10%         20%            25%           30%            40%          50%
----------------                      ---         ---         ---            ---           ---            ---          ---
Initial Percentage                    100         100         100            100           100            100           100
December 20, 2007                     100         100         100            100           100            100           100
December 20, 2008                     100         100         100            100           100            100            93
December 20, 2009                     100         100         100            100           100             80            43
December 20, 2010                     100         100         100            100            92             48            21
December 20, 2011                     100         100         100             92            64             29            11
December 20, 2012                     100         100         100             69            45             17             5
December 20, 2013                     100         100          82             52            31             10             3
December 20, 2014                     100         100          64             38            22              6             1
December 20, 2015                     100         100          51             28            15              4             1
December 20, 2016                     100         100          40             21            10              2             *
December 20, 2017                     100         100          31             15             7              1             *
December 20, 2018                     100         100          24             11             5              1             *
December 20, 2019                     100          87          19              8             3              *             *
December 20, 2020                     100          76          15              6             2              *             *
December 20, 2021                     100          66          11              4             1              *             *
December 20, 2022                     100          57           9              3             1              *             *
December 20, 2023                     100          49           7              2             1              *             *
December 20, 2024                     100          42           5              2             *              *             *
December 20, 2025                     100          36           4              1             *              *             *
December 20, 2026                     100          31           3              1             *              *             *
December 20, 2027                     100          26           2              1             *              *             *
December 20, 2028                     100          21           2              *             *              *             *
December 20, 2029                     100          17           1              *             *              *             *
December 20, 2030                     100          14           1              *             *              *             *
December 20, 2031                     100          11           1              *             *              *             *
December 20, 2032                     100           8           *              *             *              *             *
December 20, 2033                      99           5           *              *             *              *             *
December 20, 2034                      68           3           *              *             *              *             *
December 20, 2035                      33           1           *              *             *              *             *
December 20, 2036                       2           *           *              *             *              *             0
December 20, 2037                       1           *           *              *             *              *             0
December 20, 2038                       1           *           *              *             *              *             0
December 20, 2039                       1           *           *              *             *              *             0
December 20, 2040                       1           *           *              *             *              *             0
December 20, 2041                       1           *           *              *             *              0             0
December 20, 2042                       1           *           *              *             *              0             0
December 20, 2043                       1           *           *              *             *              0             0
December 20, 2044                       *           *           *              *             *              0             0
December 20, 2045                       *           *           *              *             *              0             0
December 20, 2046                       0           0           0              0             0              0             0

Weighted Average Life to
Maturity (in years)(1)                28.60      18.03        10.22          8.07          6.53           4.52         3.28
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.



Banc  of  America  Securities  LLC                                            19
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                                   Class 5-A-1
                                      -----------------------------------------------------------------------------------
Distribution Date                       0%         10%      20%            25%          30%            40%            50%
----------------                       ---         ---      ---            ---          ---            ---            ---
Initial Percentage                      100       100      100            100           100            100            100
December 20, 2007                       100        86       72             65            58             44             31
December 20, 2008                       100        73       50             39            29             12              0
December 20, 2009                        99        62       32             20            10              0              0
December 20, 2010                        99        52       19              7             0              0              0
December 20, 2011                        99        43        9              0             0              0              0
December 20, 2012                        99        34        1              0             0              0              0
December 20, 2013                        98        27        0              0             0              0              0
December 20, 2014                        98        21        0              0             0              0              0
December 20, 2015                        98        16        0              0             0              0              0
December 20, 2016                        97        11        0              0             0              0              0
December 20, 2017                        94         6        0              0             0              0              0
December 20, 2018                        91         1        0              0             0              0              0
December 20, 2019                        87         0        0              0             0              0              0
December 20, 2020                        84         0        0              0             0              0              0
December 20, 2021                        80         0        0              0             0              0              0
December 20, 2022                        76         0        0              0             0              0              0
December 20, 2023                        71         0        0              0             0              0              0
December 20, 2024                        66         0        0              0             0              0              0
December 20, 2025                        61         0        0              0             0              0              0
December 20, 2026                        55         0        0              0             0              0              0
December 20, 2027                        49         0        0              0             0              0              0
December 20, 2028                        42         0        0              0             0              0              0
December 20, 2029                        35         0        0              0             0              0              0
December 20, 2030                        28         0        0              0             0              0              0
December 20, 2031                        19         0        0              0             0              0              0
December 20, 2032                        10         0        0              0             0              0              0
December 20, 2033                         1         0        0              0             0              0              0
December 20, 2034                         0         0        0              0             0              0              0
December 20, 2035                         0         0        0              0             0              0              0
December 20, 2036                         0         0        0              0             0              0              0

Weighted Average Life to
Maturity (in years)(1)                 19.87      4.82      2.32          1.80          1.45           1.02           0.75
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.




Banc  of  America  Securities  LLC                                            20
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                         Class 5-A-2 and Class 5-A-3
                                       ---------------------------------------------------------------------------------
Distribution Date                        0%          10%          20%       25%           30%            40%            50%
----------------                         ---         ---          ---       ---           ---            ---            ---
Initial Percentage                       100         100          100       100           100            100            100
December 20, 2007                        100         100          100       100           100            100            100
December 20, 2008                        100         100          100       100           100            100             93
December 20, 2009                        100         100          100       100           100             80             43
December 20, 2010                        100         100          100       100            92             48             21
December 20, 2011                        100         100          100        92            64             29             11
December 20, 2012                        100         100          100        69            45             17              5
December 20, 2013                        100         100           82        52            31             10              3
December 20, 2014                        100         100           65        39            22              6              1
December 20, 2015                        100         100           52        29            15              4              1
December 20, 2016                        100         100           41        22            11              2              *
December 20, 2017                        100         100           32        16             7              1              *
December 20, 2018                        100         100           25        12             5              1              *
December 20, 2019                        100          91           20         8             3              *              *
December 20, 2020                        100          79           15         6             2              *              *
December 20, 2021                        100          69           12         4             2              *              *
December 20, 2022                        100          60            9         3             1              *              *
December 20, 2023                        100          52            7         2             1              *              *
December 20, 2024                        100          44            5         2             *              *              *
December 20, 2025                        100          38            4         1             *              *              *
December 20, 2026                        100          32            3         1             *              *              *
December 20, 2027                        100          27            2         1             *              *              *
December 20, 2028                        100          22            2         *             *              *              *
December 20, 2029                        100          18            1         *             *              *              *
December 20, 2030                        100          14            1         *             *              *              *
December 20, 2031                        100          11            1         *             *              *              *
December 20, 2032                        100           8            *         *             *              *              *
December 20, 2033                        100           6            *         *             *              *              *
December 20, 2034                         68           3            *         *             *              *              *
December 20, 2035                         32           1            *         *             *              *              *
December 20, 2036                          0           0            0         0             0              0              0

Weighted Average Life to
Maturity (in years)(1)                  28.52       18.26         10.31      8.11         6.55           4.52           3.28
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.




Banc  of  America  Securities  LLC                                            21
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                             Percentage of Initial Notional Amount Outstanding
                          at the Respective Percentages of CPR Set Forth Below:
                                              Class 5-A-4
                        --------------------------------------------------------
Distribution Date               0%         10%        20%         25%     30%      40%         50%
----------------               ---         ---        ---         ---     ---      ---         ---
Initial Percentage             100         100        100         100     100       100        100
December 20, 2007              100         100        100         100     100       100        100
December 20, 2008              100         100        100         100     100       100         93
December 20, 2009              100         100        100         100     100        80         43
December 20, 2010              100         100        100         100      92        48         21
December 20, 2011              100         100        100          92      64        29         11
December 20, 2012              100         100        100          69      45        17          5
December 20, 2013              100         100         82          52      31        10          3
December 20, 2014              100         100         65          39      22         6          1
December 20, 2015              100         100         52          29      15         4          1
December 20, 2016                0           0          0           0       0         0          0
December 20, 2017                0           0          0           0       0         0          0
December 20, 2018                0           0          0           0       0         0          0
December 20, 2019                0           0          0           0       0         0          0
December 20, 2020                0           0          0           0       0         0          0
December 20, 2021                0           0          0           0       0         0          0
December 20, 2022                0           0          0           0       0         0          0
December 20, 2023                0           0          0           0       0         0          0
December 20, 2024                0           0          0           0       0         0          0
December 20, 2025                0           0          0           0       0         0          0
December 20, 2026                0           0          0           0       0         0          0
December 20, 2027                0           0          0           0       0         0          0
December 20, 2028                0           0          0           0       0         0          0
December 20, 2029                0           0          0           0       0         0          0
December 20, 2030                0           0          0           0       0         0          0
December 20, 2031                0           0          0           0       0         0          0
December 20, 2032                0           0          0           0       0         0          0
December 20, 2033                0           0          0           0       0         0          0
December 20, 2034                0           0          0           0       0         0          0
December 20, 2035                0           0          0           0       0         0          0
December 20, 2036                0           0          0           0       0         0          0

Weighted Average Life to
Maturity (in years)(1)          9.98        9.98       8.70       7.43     6.27      4.48       3.28
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.




Banc  of  America  Securities  LLC                                            22
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                                                Percentage of Initial Class Balance Outstanding
                                              at the Respective Percentages of CPR Set Forth Below:
                                                         Class B-1, Class B-2 and Class B-3
                                         -----------------------------------------------------------------------------------
Distribution Date                          0%         10%        20%        25%           30%            40%            50%
----------------                          ---         ---        ---        ---           ---            ---            ---
Initial Percentage                        100          100       100        100            100            100            100
December 20, 2007                         100          100       100        100            100            100            100
December 20, 2008                         100          100       100        100            100             86             73
December 20, 2009                         100          100       100         92             84             67             52
December 20, 2010                         100          100        83         69             58             40             26
December 20, 2011                          99           99        66         51             41             24             13
December 20, 2012                          98           98        52         38             28             14              6
December 20, 2013                          97           93        41         28             20              8              3
December 20, 2014                          96           83        33         21             14              5              2
December 20, 2015                          94           73        26         15              9              3              1
December 20, 2016                          93           65        20         11              6              2              *
December 20, 2017                          91           57        16          8              4              1              *
December 20, 2018                          88           50        12          6              3              1              *
December 20, 2019                          86           44        10          4              2              *              *
December 20, 2020                          83           38         7          3              1              *              *
December 20, 2021                          81           33         6          2              1              *              *
December 20, 2022                          78           29         4          2              1              *              *
December 20, 2023                          74           25         3          1              *              *              *
December 20, 2024                          71           21         3          1              *              *              *
December 20, 2025                          67           18         2          1              *              *              *
December 20, 2026                          63           15         1          *              *              *              *
December 20, 2027                          58           13         1          *              *              *              *
December 20, 2028                          54           11         1          *              *              *              *
December 20, 2029                          48            9         1          *              *              *              *
December 20, 2030                          43            7         *          *              *              *              *
December 20, 2031                          37            5         *          *              *              *              *
December 20, 2032                          30            4         *          *              *              *              *
December 20, 2033                          24            3         *          *              *              *              *
December 20, 2034                          16            2         *          *              *              *              *
December 20, 2035                           8            1         *          *              *              *              *
December 20, 2036                           *            *         *          *              *              *              0
December 20, 2037                           *            *         *          *              *              *              0
December 20, 2038                           *            *         *          *              *              *              0
December 20, 2039                           *            *         *          *              *              *              0
December 20, 2040                           *            *         *          *              *              0              0
December 20, 2041                           *            *         *          *              *              0              0
December 20, 2042                           *            *         *          *              *              0              0
December 20, 2043                           *            *         *          *              *              0              0
December 20, 2044                           *            *         *          *              *              0              0
December 20, 2045                           *            *         *          *              *              0              0
December 20, 2046                           0            0         0          0              0              0              0

Weighted Average Life to
Maturity (in years)(1)                    21.31       13.47     7.40         6.07          5.22          4.03             3.25
-----------------------
(1) The weighted  average life of a class of  Certificates  is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the  number of years  from the date of  issuance  of such  class to the  related
Distribution  date,  (ii) adding the results and (iii)  dividing  the sum by the initial class balance.

*Less than 0.5% but greater than Zero.



Banc  of  America  Securities  LLC                                            23
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                Aggregate Realized Losses for the Mortgage Loans

The following table sets forth the amount of Realized Losses that would be incurred with respect to the Mortgage Loans in the aggregate, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date.

                                                      Aggregate Realized Losses for the
                                                                Mortgage Loans
                                                               Percentage of CPR
                                          ------------------------------------------------------------------------------------
                  Loss
  Percentage    Severity
  of SDA       Percentage      0%          10%                20%               25%          30%          40%          50%
     75%          25%        0.76%        0.47%             0.30%              0.24%        0.20%         0.13%        0.09%
     75%          50%        1.53         0.93               0.60              0.48          0.39         0.26         0.17
    100%          25%        1.01         0.62               0.40              0.32          0.26         0.17         0.11
    100%          50%        2.03         1.24               0.79              0.64          0.52         0.34         0.23
    150%          25%        1.51         0.92               0.59              0.48          0.39         0.26         0.17
    150%          50%        3.01         1.84               1.18              0.96          0.78         0.51         0.34
    200%          25%        1.99         1.22               0.78              0.63          0.51         0.34         0.23
    200%          50%        3.98         2.44               1.57              1.27          1.03         0.68         0.45


* Run with no lag


                       Historical Values of One-Year LIBOR


Listed below are historical values of One-Year LIBOR available as of the first business day in the month shown below. The values shown are intended only to provide an historical summary of the movements of One-Year LIBOR and may not be indicative of future rates. The source of the values shown below is British Bankers' Association.

                                                                                    Year
                                                        ---------- --------- --------- --------- ---------- ----------
Month                                                     2006       2005      2004      2003      2002       2001
                                                        ---------- --------- --------- --------- ---------- ----------
                                                                   --------- --------- --------- ---------- ----------
January...............................................    4.85%       3.11%     1.48%     1.46%      2.40%      5.94%
February..............................................    4.95        3.27      1.47      1.46       2.57       5.11
March.................................................    5.12        3.57      1.37      1.38       2.48       4.91
April.................................................    5.29        3.81      1.34      1.27       3.06       4.58
May...................................................    5.38        3.71      1.82      1.29       2.64       4.44
June..................................................    5.51        3.76      2.11      1.25       2.60       4.17
July..................................................    5.68        3.90      2.39      1.16       2.27       4.19
August................................................    5.54        4.22      2.35      1.44       1.97       3.80
September.............................................    5.39        4.13      2.26      1.45       1.92       3.59
October...............................................    5.32        4.48      2.49      1.24       1.66       2.68
November..............................................    5.30        4.72      2.54      1.48       1.62       2.29
December..............................................     --         4.82      2.96      1.60       1.73       2.34


Banc  of  America  Securities  LLC                                            24
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-J    $1,156,229,000 (approximate)
--------------------------------------------------------------------------------

                        Historical Values of One-Year CMT

Listed below are historical average values of One-Year CMT for the months and years shown below. The monthly averages shown are intended only to provide an historical summary of the movements of One-Year CMT and may not be indicative of future rates. The source of the daily values of One-Year CMT used in determining the monthly averages shown below is Bloomberg Professional Services(R).

                                                                                    Year
                                                        ---------- --------- ---------- --------- ---------- ---------
Month                                                     2006       2005      2004       2003      2002       2001
                                                        ---------- --------- ---------- --------- ---------- ---------
January..............................................      4.45%      2.86%     1.24%      1.36%     2.16%      4.81%
February.............................................      4.68       3.03      1.24       1.30      2.23       4.68
March................................................      4.77       3.30      1.19       1.24      2.57       4.30
April................................................      4.90       3.32      1.43       1.27      2.48       3.98
May..................................................      5.00       3.33      1.78       1.18      2.35       3.78
June.................................................      5.16       3.36      2.12       1.01      2.20       3.58
July.................................................      5.22       3.64      2.10       1.12      1.96       3.62
August...............................................      5.08       3.87      2.02       1.31      1.76       3.47
September............................................      4.97       3.85      2.12       1.24      1.72       2.82
October..............................................      5.01       4.18      2.23       1.25      1.65       2.33
November.............................................      5.01       4.33      2.50       1.34      1.49       2.18
December.............................................       --        4.35      2.67       1.31      1.45       2.22


Banc  of  America  Securities  LLC                                            25
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions regarding  market  conditions  and other  matters as reflected  herein.  Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness  of such  assumptions or the likelihood that any such assumptions will  coincide  with actual market  conditions  or events,  and these  materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,  partners and employees,  including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information  in these  materials is current as of the date  appearing on the  material  only.  Information  in these materials  regarding  any  securities  discussed  herein  supersedes  all  prior information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------